UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2005

                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-27842                54-1778587
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

          6499 NW 9th Avenue, Suite 304, Fort Lauderdale, Florida 33309
               (Address of Principal Executive Office) (Zip Code)

                                 (954) 670-2300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

            On October 21, 2005 we paid $10,500 of the $21,250 owed to Urban Jonson in connection with unpaid compensation to him and entered into a Third Amended and Restated Confessed Judgment Promissory Note with Urban Jonson and a Third Amended Mutual Settlement and General Release Agreement with Urban Jonson to extend the remaining payment of $10,750 from October 21, 2005 to November 7, 2005. A copy of the Third Amended and Restated Confessed Judgment Promissory Note and the Third Amended Mutual Settlement and General Release Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

            10.1  Third Amended and Restated Confessed Judgment Promissory Note
            10.2  Third Amended Mutual Settlement and General Release Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                NETWORTH TECHNOLOGIES, INC.


Dated: October 25, 2005                         By: /s/ Anthony Joffe
                                                    ----------------------------
                                                    Anthony Joffe
                                                    President